UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 2, 2018
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.

On January 2, 2018, Finjan Holdings, Inc. (“Finjan” or the “Company”) announced that it entered into a Confidential Patent License and Settlement Agreement (the “Finjan License”) with FireEye, Inc. on December 29, 2017, whereby the companies resolved all pending litigation matters and together with a contemporaneous license agreement from FireEye to Finjan and its affiliates (the “FireEye License” and collectively with the Finjan License, the “Agreements”), the parties granted each other cross-licenses going forward.

Under the terms of the Finjan License, FireEye agreed to pay Finjan $17.5 million in license fees, as follows: (A) $12.5 million the Effective Date of the Finjan License, which amount was paid on December 29, 2017, and (B) $5.0 million which will be offset by $5 million in license fees from Finjan to FireEye under the FireEye License. Such payments will be in exchange for the following:
•    Resolve and settlement of all claims between FireEye and Finjan, and
•    Cross-license between the companies, associated affiliates, and counterparts worldwide, for the life of the patents for any issued patents and any patent applications filed on or before the first anniversary of the date of the Agreements.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 2, 2018, entitled “Finjan and FireEye Enter Patent License Agreements.”

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: January 2, 2018	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer